EXHIBIT 32.1
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CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the Quarterly Report of Waste Technology Corp. on Form 10-Q for the quarter ending April 30, 2008 (the "Report");

To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Waste Technology Corp. and its subsidiary during the period covered by this Report.

Dated: June 11, 2008



                                                /s/ Roger Griffin
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                                                    Roger Griffin
                                                    Chief Executive Officer